CONFIDENTIAL

Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

SECOND AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS SECOND AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Second Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and NESTEC, Ltd. (“Nestlé”), a Swiss company, having a principal place of business at Avenue Nestlé 55, CH-1800 Vevey, Switzerland.

Whereas, Senomyx and Nestlé entered into that certain Collaborative Research and License Agreement dated as of April 18, 2002, as amended by that certain First Amendment dated October 23, 2003, (collectively, the “Agreement”) to collaborate in the following research and development programs: (i) to discover compounds that enhance the [***] taste of products in defined fields; and (ii) to discover compounds that enhance and/or mimic the taste of [***] in defined fields (capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given such terms in the Agreement); and

WHEREAS, the parties wish to amend the Agreement to extend Collaborative Period for the [***] Program in the manner set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.             The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

“Collaborative Period” means (i) in the case of the [***] Program the period beginning on the Effective Date and ending seventy-two (72) months thereafter, unless earlier terminated in accordance with Section 14; (ii) in the case of the [***] Program the period beginning on the Effective Date and ending thirty-six (36) months thereafter, unless earlier terminated in accordance with Section 14.”

“Go/No-Go Decision Date” means April 18, 2006.”

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2.             The first two sentences of Section 7.1 of the Agreement are hereby amended and restated in their entirety as follows:

“Annual Research Support. Each year during the Collaborative Period, Nestlé will pay Senomyx as follows:

(A)                                First Three Years of Collaborative Period.  [***] per year for first three years of the Collaborative Programs, [***] for the [***] Program and [***] for the [***] Program.  Such payments will be made in advance and on an equal quarterly basis.

(B)                                  Second Three Years of the Collaborative Period.

a.               [***] per month for the second three years of the Collaborative Period for the [***] Program until achievement of the following interim goal:  identification of at least one Compound that [***] (“Interim Goal”).

b.              From and after achievement of the Interim Goal, [***] per month for the remainder of the Collaborative Period for the [***] Program, provided, however, that if Senomyx fails to achieve [***] (as defined below) within [***] of achievement of the Interim Goal, then the research funding will be [***] per month until the earlier of: (i) the end of the Collaborative Period for the [***] Program; or (ii) achievement of [***], whereupon funding will be increased again to [***] per month for the remainder of the Collaborative Period for the [***] Program.   [***] as used herein means identification of at least one Compound that [***].

c.               Payments under this Section 7.1(B) shall be paid quarterly in advance.  Payments for any period which is for less than one (1) month of the Collaborative Period will be a pro rata portion of the monthly installment based on the actual number of days in such month.

d.              Any adjustments in funding due to achievement of the milestone set forth in (a) above will be made by Nestlé within [***] days of milestone achievement or with the next quarterly payment, whichever is earlier.”

The remainder of Section 7.1 shall remain unchanged.

3.             Section 8.4 is hereby added to the Agreement as follows:

“Research Information.

(A)         During the Collaborative Period for the [***] Program, Nestlé may from time to time determine the [***] and provide the resulting [***] information on the [***] to Senomyx (“[***] Information”) for use in studies relating to [***]. In certain cases, Senomyx may assist Nestlé in the [***] determination of [***], for example, to [***] determination. Nestlé hereby grants to Senomyx a non-exclusive nontransferable (except as provided under Section 17.12) worldwide license to use [***] Information in the [***] Program and in [***]

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related collaborative programs with its Affiliates and with Third Parties including, but not limited to, collaborative programs to discover compounds that enhance the [***] taste of products outside the [***] Field.

(B)           Notwithstanding anything to the contrary in this Agreement, to the extent that any Know-How or Inventions are generated, developed or discovered from the [***] Information [***] on or after the date that this Second Amendment has been signed by all parties to it, such Inventions shall be considered Senomyx Inventions and will constitute Senomyx Technology.

(C)           Nestlé hereby represents and warrants to Senomyx that (i) it shall use its commercially reasonable efforts to ensure that the [***] Information will be obtained and provided in compliance with all applicable laws, statutes and regulations; (ii) Nestlé is authorised to deliver [***] Information for the uses and purposes set forth in this Agreement; and (iii) Nestlé is not aware of any Affiliate (with the exception of Nestlé SA) or Third Party that has any ownership interest in any intellectual property rights with respect to the [***] Information.

(D)          Senomyx, its Affiliates and its Third Party licensees may sell any products developed by Senomyx using, or which are derived from or incorporate, [***] Information without payment or other obligation to Nestlé or any third party.”

4.             Section 14.2 of the Agreement is hereby amended and restated in its entirety as follows:

“Nestlé will have the right to terminate this Agreement without cause at any time on or after the Go/No-Go Decision Date upon sixty (60) days written notice; provided, however, that if such termination occurs after the Go/No-Go Decision Date and prior to the end of the Collaborative Period, Nestlé will provide additional research funding in accordance with Section 7.1 for a period of six (6) months from the date of written notice of termination (for purposes of clarity, such payment will be a pro rata portion of the research funding rate set forth in Section 7.1).”

5.             Section 15.3 of the Agreement is hereby amended and restated in its entirety as follows:

“Survival.  The obligations and rights of the parties under Sections 7.9, 8.4, 9.1 through 9.7, 10, 15, 16.2(B), 16.3, 16.4, 17, and Appendix A, will survive termination of this Agreement.”

6.             The terms and conditions of the Appendix B Research Plan for the [***] Program is hereby amended and restated in its entirety as attached hereto. The terms and conditions of the Appendix B Research Plan for the [***] Program shall remain unchanged.

7.             Senomyx will issue a press release to announce the execution of this Second Amendment and the material terms; provided, however, that the extent of disclosure of such material terms shall be no more than is required to comply with applicable SEC disclosure

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requirements and otherwise subject to the prior written consent of Nestlé. Thereafter, Nestlé and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

8.             Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

9.             This Second Amendment will be governed by the laws of the State of California, U.S.A., as such laws are applied to contracts entered into and to be performed entirely within such State.

10.          This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of April 17, 2005.

NESTEC LTD.

By:	/s/ Peter Van Bladeren

Title:	Director NRC

Date:	20 April, 2005

SENOMYX, INC.

By:	/s/ Kent Snyder

Title:	President and CEO

Date:	April 20, 2005

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APPENDIX B

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

AMENDED AND RESTATED RESEARCH PLAN FOR [***] PROGRAM

Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Timeline
1. Evaluate [***] from [***].		1. Evaluate [***] from [***] samples	[***]

2. Provide to Senomyx [***] information on [***] from [***].		2. Evaluate [***] from [***] samples
1. Present additional information on [***].	1. Hold Steering Committee Meeting.	1. Present progress and status of the project.	[***]

2. Review minutes and action items from previous meeting.
	1. Communicate on ad hoc basis between quarterly Steering Committee meetings.	1. Identify a [***] form of [***]	[***]
2. Initiate [***] focused [***].

3. Identify [***] compounds in the [***].

4. Conduct [***] on active [***].

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Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Timeline
1. Review data on [***].	1. Hold Steering Committee Meeting.	1. Present progress and status of project.	[***]

	2. Review and approve minutes from previous meeting.	2. Report results of [***].

		1. Identify [***] Compound(s).	[***]

2. Provide Nestlé with a sample of the [***] Compound(s).

3. Initiate [***] of [***] Compound(s).
1. Review [***] results and general progress on project.	1. Hold Steering Committee Meeting.	1. Share progress and status of project.	[***]

2. Review and approve minutes from previous meeting
1. Nestlé to evaluate [***] containing [***] Compound(s).		1. Continue [***] of compounds.	[***]
2. Test compounds for [***].

3. Prepare [***].

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Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Timeline
1. Review specific taste testing results and general progress on project.	1. Hold Steering Committee Meeting.	1. Share progress and status of project.	[***]

	2. Review and approve minutes from previous meeting.	2. Submit to Nestlé [***] on Compounds.
1. Nestlé to evaluate [***] and conduct [***] containing Compound(s).		1. Senomyx to provide Nestlé with samples of Compounds in [***] for evaluation.	[***]
1. Nestlé shares comments on Compounds in [***] and other [***] results.	1. Hold Steering Committee Meeting.	1. Share progress and status of project.	[***]
2. Review and approve minutes from previous meeting.
3. Select [***] for [***].
1. Nestlé to present commercialization plan to Senomyx.		1. Initiate [***] of [***] Compound(s) for [***]. .	[***]
2. Schedule [***] with [***]
		1. Conduct [***] studies to support [***].	[***]
		1. Submit [***] on [***] Compound(s).	[***]

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Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Timeline
		1. Receive [***] on [***] Compound(s).	[***]
		1. Initiate [***] and other [***] based on [***].	[***]

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